SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          26-Dec-01

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)


Delaware            333-49820              13-3320910
(State or Other     (Commission            (I.R.S. Employer
Jurisdiction        File Number)           Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                    10010
        (Address of Principal               (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code
                                           (212) 325-2000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Information and Exhibits.

Mortgage Backed Pass-Through Certificates, Series 2001-AR7

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

             Beginning                                      Remaining
Class          Balance                Principal               Balance
I-A       1,800,605.73                 1,523.74          1,799,081.99
II-A-1    9,302,968.03             2,677,967.92          6,625,000.11
II-A-2   34,233,900.00                     0.00         34,233,900.00
III-A-1  20,689,567.54             5,427,551.17         15,262,016.37
III-A-2  23,379,200.00                     0.00         23,379,200.00
IV-A     38,725,380.27             1,607,292.10         37,118,088.17
A-R               0.00                     0.00                  0.00
II-X     43,536,868.03                       NA         40,858,900.11
III-X    44,068,767.54                       NA         38,641,216.37
IV-M-1    2,909,000.00                     0.00          2,909,000.00
IV-M-2    1,990,000.00                     0.00          1,990,000.00
C-B-1     2,145,332.70                 2,095.03          2,143,237.67
IV-B        919,764.00                     0.00            919,764.00
C-B-2       158,990.32                   155.26            158,835.06
IV-X     44,850,353.09                       NA         43,243,060.99
TOTAL:  136,254,708.59             9,716,585.22          126,538,123.37

                                       Net               Principal
Class      Interest                   PPIS                    Loss
I-A       10,345.98                   0.00                    0.00
II-A-1    44,576.72                   0.00                    0.00
II-A-2   164,037.44                   0.00                    0.00
III-A-1   99,999.58                   0.00                    0.00
III-A-2  127,611.47                   0.00                    0.00
IV-A      83,904.99                   0.00                    0.00
A-R            0.00                   0.00                    0.00
II-X      41,342.62                   0.00                    0.00
III-X     28,541.38                   0.00                    0.00
IV-M-1     7,030.08                   0.00                    0.00
IV-M-2     5,389.58                   0.00                    0.00
C-B-1     12,379.64                   0.00                    0.00
IV-B       3,525.76                   0.00                    0.00
C-B-2        917.45                   0.00                    0.00
IV-X      59,858.90                   0.00                    0.00
TOTAL:   689,461.59                   0.00                    0.00

         Beginning
        Current Prin    Principal             Remaining    Interest
Class      Amount    Distribution  Interest     Balance        Rate
I-A         65.99300      0.05585   0.37918    65.93715     6.8950%
II-A-1     279.25939     80.38807   1.33812   198.87131     5.7500%
II-A-2    1000.00000      0.00000   4.79167  1000.00000     5.7500%
III-A-1    521.73919    136.86928   2.52174   384.86991     5.8000%
III-A-2   1000.00000      0.00000   5.45833  1000.00000     6.5500%
IV-A       698.72400     29.00045   1.51390   669.72355     2.6000%
A-R          0.00000      0.00000   0.00000     0.00000     5.7500%
II-X       644.54280           NA   0.61206   604.89675     1.1395%
III-X      699.12472           NA   0.45279   613.01986     0.7772%
IV-M-1    1000.00000      0.00000   2.41667  1000.00000     2.9000%
IV-M-2    1000.00000      0.00000   2.70833  1000.00000     3.2500%
C-B-1      992.01549      0.96876   5.72442   991.04674     6.9246%
IV-B      1000.00000      0.00000   3.83333  1000.00000     4.6000%
C-B-2      992.01547      0.96874   5.72440   991.04673     6.9246%
IV-X       732.34914           NA   0.97742   706.10410     6.5713%


                                 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
        CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                    By: /s/ Mary Fonti
                    Name:        Mary Fonti
                    Title:       Vice President
                    Bank One, N.A.

        Dated:          26-Dec-01